  Exhibit 99.3

AMERICAN RESOURCES CORPORATION

CODE OF CONDUCT

(Adopted as of November 7th, 2018)

The Board of Directors (the “Board”) of American Resources Corporation (the “Company”) has adopted this Code of Conduct (this “Code”), which provides basic principles and guidelines to assist directors, officers and other employees in complying with the legal and ethical requirements governing the Company’s business conduct. This Code covers a wide range of business practices and procedures but does not cover every issue that may arise.

The Company reserves the right to add to, modify and rescind this Code or any portion of it at any time. This Code governs in the event of any conflict or inconsistency between this Code and any other materials distributed by the Company. If a law conflicts with a policy in this Code, you must comply with the law.

You should read this Code carefully, ask questions of the Company’s Compliance Officer, which shall be the Company’s Chief Financial Officer or other officer as designated by the Board, and promptly sign and return the certification attached as Annex A, acknowledging receipt of this Code to:

American Resources Corporation
P.O. Box 606
Fishers, IN
Attention: Compliance Officer

The Company’s Compliance Officer is responsible for ensuring that all of the Company’s directors and officers promptly sign and return the attached certification acknowledging receipt of this Code.

I.
Statement of Principles

A.
Basic Standards
The Company’s fundamental policy is to conduct its business with honesty and integrity in accordance with the highest legal and ethical standards. The Company and its directors, officers and other employees must comply with all applicable legal requirements of the United States and each other country in which the Company conducts business.

B.
Individual Responsibility and Compliance
This Code provides guidance for specific situations that may arise. However, each director, officer and employee has the responsibility to exercise good judgment so as to act in a manner that will reflect favorably upon the Company and the individual.

The Company’s directors, officers and other employees must comply with the spirit as well as the letter of this Code. Directors, officers and other employees must not attempt to achieve indirectly, through the use of agents or other intermediaries, what is prohibited directly by this Code.

II.
Implementation

A.
Condition of Employment
Each employee must become familiar with and agree to comply with this Code as a condition of such employee’s employment. All officers and other employees, regardless of level, must be provided with a copy of this Code at the time their employment commences with the Company; provided, however, that individuals already employed by the Company at the time of the adoption of this Code must be provided with a copy of this Code shortly after its adoption. All managers are responsible both for ensuring that all employees under their supervision, regardless of level, are familiar with this Code and for promoting compliance with this Code.

B.
Condition of Director Appointment/Election
Each director must become familiar with and agree to comply with this Code. All directors must be provided with a copy of this Code at the time of their appointment or election to serve on the Board.

C.
Compliance Certificate
The Company’s directors and officers (as well as any other employees at the request of the Company) must execute compliance certificates substantially in the form of Annex A of this Code.

As provided above, each officer and other employee must become familiar with and agree to comply with this Code as a condition of such person’s employment. Each new officer must execute the Compliance Certificate upon his or her employment. In addition, each newly elected director must execute the Compliance Certificate upon election or appointment to serve on the Board as set forth above.

The Company’s Compliance Officer is responsible for ensuring that all directors and officers of the Company execute and return the Compliance Certificate to the Company’s Compliance Officer or another officer designated by the Company’s Compliance Officer.

D.
Letter to Vendors, Suppliers and Contractors
The Company must periodically send to its significant vendors, suppliers and contractors a letter that:

o
Advises that it is against the Company’s policy for directors, officers and other employees to accept gifts or entertainment of more than nominal value from any entity that does, or is seeking to do, business with the Company;

o
States that the provision of gifts and entertainment is not, and will not become, a condition of doing business with the Company; and

o
Requests the recipient to identify any director, officer or other employee or representative of the Company who pressures or solicits the recipient for gifts, entertainment or other special favors.

E.
Interpretation Questions
Directors, officers or other employees who have questions on how to proceed or interpret this Code should consult their supervisor, the Company’s Compliance Officer or any other person(s) designated by the Board to supervise the application of this Code. In addition, please see Annex B for a listing of compliance procedures.

F.
Violation of Policy
Compliance with this Code is essential. Violations will result in disciplinary action, including dismissal of any officer or other employee where warranted.

III.
Conflicts of Interest

A.
General
A conflict of interest occurs when an individual’s private interest interferes in any way with the interests of the Company as a whole. This situation can arise when a director, officer or other employee takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest also arise when a director, officer or other employee, or a member of such person’s family or household, receives improper personal benefits as a result of the director’s, officer’s or other employee’s position with the Company. A conflict of interest is deemed to exist whenever, as a result of the nature or responsibilities of his or her relationship with the Company, a director, officer or other employee is in a position to further any personal financial interest or the financial interest of any member of such person’s family.

No director, officer or other employee, regardless of level, is permitted to engage in any business or conduct or enter into any agreement or arrangement that would give rise to actual or potential conflicts of interest. Directors, officers and other employees should not permit themselves to be placed in a position that might give rise to the appearance that a conflict of interest has arisen.

While it is not possible to describe all circumstances where a conflict of interest involving a director, officer or employee exists or may exist, the following situations may involve actual or potential conflicts of interest:

o
An officer’s or employee’s interest in, or position with, any supplier, customer or competitor of the Company (except for an investment in publicly traded securities as described below).

o
The acceptance of gifts or favors of more than nominal value by a director, officer or employee (or a member of such person’s immediate family) from an actual or prospective customer, supplier or competitor of the Company or any governmental official or other employee. This does not preclude the acceptance by a director, officer or employee of reasonable business entertainment (such as a lunch or dinner or events involving normal sales promotion, advertising or publicity).

o
The disclosure or use of confidential information gained by reason of employment with the Company (or, in the case of a director, election or appointment to the Board) for profit or advantage by a director, officer or other employee or anyone else.

o
Competition with the Company in the acquisition or disposition of rights or property, unless a specific formal agreement references rights to such activity.

The following situations should not be considered conflicts of interest:

o
Ownership of publicly traded securities of a supplier, customer or competitor of the Company that do not confer upon the holder any ability to influence or direct the policies or management of the supplier, customer or competitor.

o
A transaction with one of the Company’s banks, where the transaction is customary and conducted on standard commercially available terms (such as a home mortgage or bank loan).

o
A transaction or relationship disclosed in accordance with this Code and determined by outside legal counsel not to be a prohibited conflict of interest.

These examples are given only to guide directors, officers and other employees in making judgments about conflicts of interest. If any director, officer or employee finds himself or herself in a situation where a conflict of interest exists or may exist, he or she should immediately report the matter as provided below.

B.
Reporting Conflicts of Interest Involving Non-Officer Employees
Actual or potential conflicts of interest involving a non-officer employee, or a member of such person’s immediate family, must be reported in writing by the affected person (or by others having knowledge of the existence of the actual or potential conflicts of interest) to the employee’s immediate supervisor, who shall consult with the Company’s Compliance Officer to determine whether a conflict of interest actually exists and to recommend measures to be taken to neutralize the adverse effect of the conflict of interest reported, if such measures are available or appropriate under the circumstances. This procedure will be applied so as to minimize its effect on the personal affairs of employees consistent with the protection of the Company’s interests. The matter may also be referred to the Board for its approval or rejection.

C.
Reporting Conflicts of Interest Involving Directors or Officers
An actual or potential conflict of interest involving a director or officer, or a member of such person’s immediate family, must be reported by the affected person (or by others having knowledge of the existence of the actual or potential conflict of interest) to the Company’s Compliance Officer, who shall promptly disclose the possible conflict of interest to the Board at the earliest time practicable under the circumstances. The possible conflict of interest will be made a matter of record, and the Board will determine whether the possible conflict of interest indeed constitutes a conflict of interest. The Board’s approval will be required prior to the consummation of any proposed transaction or arrangement that is determined by the Board to constitute a conflict of interest.

Any member of the Board or any officer having a possible conflict of interest in any proposed transaction or arrangement is not permitted to vote (in the case of a member of the Board) or use his or her personal influence on the matter being considered by the Board. Any member of the Board having a possible conflict of interest is not counted in determining the quorum for consideration and vote on the particular matter. Finally, any member of the Board or any officer having a possible conflict of interest must be excused from any meeting of the Board during discussion (subject to the exception set forth in the paragraph below) and vote on the particular matter (in the case of an interested director). The minutes of the Board meeting should reflect the disclosure, the absence from the meeting of the interested director or officer, the abstention from voting (in the case of an interested director) and the presence of a quorum. The proposed transaction or arrangement is considered approved if it receives the affirmative vote of a majority of the disinterested members of the Board (even though the disinterested members are less than a quorum).

The foregoing requirements do not prohibit the interested director or officer from briefly stating his or her position on the matter or from answering pertinent questions of the disinterested members of the Board, as the interested director’s knowledge may be of assistance to the other Board members in their consideration of the matter.

IV.
Record Keeping

A.
Company Books and Records

1.
Books and Records. The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. As such, the Company’s books, records and accounts must accurately and fairly reflect the Company’s transactions in reasonable detail and in accordance with the Company’s accounting practices and policies. The following examples are given for purposes of illustration and are not intended to limit the generality of the foregoing in any way:

o
No false or deliberately inaccurate entries (such as overbilling or advance billing) are permitted. Discounts, rebates, credits and allowances do not constitute overbilling when lawfully granted. The reasons for the grant should generally be set forth in the Company’s records, including the party requesting the treatment.

o
No payment shall be made with the intention or understanding that all or any part of it is to be used for any person other than that described by the documents supporting the payment.

o
No undisclosed, unrecorded or “off-book” funds or assets are permitted.

o
No false or misleading statements, written or oral, shall be intentionally made to any internal accountant or auditor or the Company’s independent registered public accounting firm with respect to the Company’s financial statements or documents to be filed with the Securities and Exchange Commission (the “SEC”) or other governmental authority.

2.
Internal Accounting Controls. The Company’s principal executive officer and principal financial officer are responsible for implementing and maintaining a system of internal accounting controls sufficient to provide reasonable assurances that:

o
Transactions are executed in accordance with management’s general or specific authorization;

o
Transactions are recorded as necessary to: (a) permit the preparation of financial statements in conformity with generally accepted accounting principles or any other applicable criteria and (b) maintain accountability for assets;

o
Access to assets is permitted only in accordance with management’s general or specific authorization; and

o
The recorded accountability of assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.
Employee Conduct. No director, officer or other employee of the Company is permitted to willfully, directly or indirectly:

o
Falsify, or cause to be falsified, any book, record or account of the Company;

o
Make, or cause to be made, any materially false or misleading statement or omit to state, or cause another person to omit to state, any material fact necessary in order to make statements made, in light of the circumstances under which the statements were made, not misleading to an accountant in connection with (a) any audit or examination of the Company’s financial statements or (b) the preparation or filing of any document or report required to be filed by the Company with the SEC or other governmental agency; or

o
Take any action to fraudulently influence, coerce, manipulate or mislead the Company’s independent registered public accounting firm.

Directors, officers and other employees must exercise reasonable due diligence in order to avoid the events described above. If an employee believes that the Company’s books and records are not being maintained in accordance with these requirements, the employee should follow the procedures outlined in the Company’s Policy for Employee Complaint Procedures for Accounting and Compliance Matters.

B.
Foreign Payments

The Company and its directors, officers and other employees must comply with the United States Foreign Corrupt Practices Act, which makes it illegal for U.S. companies to win, retain or direct business by offering, paying or approving payments to foreign government workers, political parties or their officials. For additional information, please contact the Company’s Compliance Officer.

V.
Use of Company Property and Resources

A.
Protection and Proper Use of Company Assets

The use of any Company funds or assets for any unlawful or improper purpose is prohibited. All employees should endeavor to protect the Company’s assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company’s profitability. Any suspected incident of fraud or theft should be reported immediately for investigation. Company equipment should not be used for non-business related purposes, though incidental personal use may be permitted (such as occasional use of the Company’s stationery, supplies, copying facilities or telephone when the cost to the Company is insignificant).

The obligation of employees to protect the Company’s assets includes an obligation to protect the Company’s proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks and copyrights, as well as business, marketing and service plans, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information violates Company policy and could also be illegal and result in civil or criminal penalties.

B.
Questionable or Improper Payments and Gifts

1.
Payments or Gifts Made. No payments or gifts from the Company’s funds or assets shall be made to or for the benefit of a representative of any domestic or foreign government (or subdivision thereof), labor union or any current or prospective customer or supplier for the purpose of improperly obtaining a desired government action or any sale, purchase, contract or other commercial benefit. This prohibition applies to direct or indirect payments made through third parties and employees and is also intended to prevent bribes, kickbacks or any other form of payoff.

2.
Payments or Gifts Received. Directors, officers and other employees of the Company shall not accept payments or gifts of the kinds described in this Section V.

3.
Gifts to Government Personnel. In the United States, nothing of value (for example, gifts or entertainment) may be provided to government personnel unless permitted by law and any applicable regulation. Commercial business entertainment and transportation that is reasonable in nature, frequency and cost is permitted. Reasonable business entertainment or transportation includes, without limitation, a lunch, dinner or occasional athletic or cultural event; gifts of nominal value ($100 or less); entertainment at the Company’s facilities or other authorized facilities; or authorized and reasonable transportation in the Company’s vehicles. In addition, reasonable business entertainment covers traditional promotional events sponsored by the Company.

4.
Proper Documentation. All arrangements with third parties (such as distributors or agents) should be evidenced or memorialized in a written contract, order or other document that describes the goods or services that are in fact to be performed or provided and should be for reasonable fees or costs.

5.
Extension of Credit by the Company. No director, officer or employee may seek or accept from the Company credit, an extension of credit or the arrangement of an extension of credit in the form of a personal loan. Any personal loan existing at the time of adoption of this Code shall not be materially modified, extended or renewed.

C.
Corporate Opportunities

Except as otherwise permitted under the Company’s Certificate of Incorporation or Bylaws (as amended from time to time), without the written consent of the Board, directors, officers and other employees are prohibited from taking for themselves an opportunity that is (1) a potential transaction or matter that may be an investment or business opportunity or be of prospective economic or competitive advantage in which the Company could reasonably have an interest or expectancy or (2) discovered through the use of corporate property, information or position. In addition, directors, officers and other employees are prohibited from using corporate property, information or position for personal gain and competing with the Company directly or indirectly. Directors, officers and other employees of the Company owe a primary duty to the Company to advance its legitimate interests when the opportunity to do so arises.

VI.
Business and Trade Practices

A.
Compliance with Laws, Rules and Regulations

1.
Compliance with Laws. Obeying the law, both in letter and in spirit, is the foundation upon which the Company’s ethical standards are built. All directors, officers and other employees must respect and obey the laws of the cities, states and countries in which the Company operates. Although directors, officers and other employees are not expected to know every law that is applicable to the Company, it is important that directors, officers and other employees know enough to ask questions and seek advice from supervisors, managers, lawyers or other appropriate personnel if they have any doubt regarding the legality of an action taken, or not taken, on behalf of the Company.

2.
Insider Trading. Purchasing or selling, whether directly or indirectly, the Company’s securities while in possession of material non-public information is both unethical and illegal. Directors, officers and other employees also are prohibited by law from disclosing material non-public information to others who might use the information to directly or indirectly place trades in the Company’s securities. Directors, officers and other employees also shall not recommend the purchase or sale of the Company’s securities. All directors, officers and other employees shall comply with the Company’s Insider Trading Policy.

3.
Section 16 Reporting. Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, most purchases or sales of the Company’s securities by directors, executive officers and 10% stockholders must be disclosed within two business days of the transaction. Directors, officers and other employees who are subject to these reporting requirements must comply with the Company’s Short-Swing Trading and Reporting Policy.

B.
Fair Dealing

Directors, officers and other employees should endeavor to deal fairly with the Company’s customers, suppliers, competitors and employees. No director, officer or other employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other practice involving unfair dealing.

C.
Confidentiality

Directors, officers and other employees shall maintain the confidentiality of information entrusted to them by the Company or its customers, except when disclosure is authorized or legally mandated. Confidential information includes all non-public information that, if disclosed, might be of use to competitors or harmful to the Company or its customers. Confidential information also includes written material provided and information discussed at all meetings of the Board or any committee thereof and all information that is learned about the Company’s suppliers and customers that is not in the public domain. The obligation to preserve confidential information continues even after employment or agency with the Company ends. Any documents, papers, records, or other tangible items that contain trade secrets or proprietary information are the Company’s property.

D.
Health, Safety and Environmental Policy

The Company is committed to conducting its business in compliance with applicable health, safety and environmental laws, rules and regulations in a manner that has the highest regard for the health and safety of human life and the environment. Each employee has the responsibility for maintaining a healthy, safe and environmentally-friendly workplace by following health, safety and environmental laws, rules and regulations and reporting accidents, injuries and unsafe equipment, practices or conditions.

Directors, officers and other employees should be aware that health and safety laws may provide for significant civil and criminal penalties against individuals and the Company for the failure to comply with applicable requirements. Accordingly, each director, officer and other employee must comply with all applicable safety and health laws, rules and regulations, including occupational safety and health standards.

Directors, officers and other employees should be aware that environmental laws may provide for significant civil and criminal penalties against individuals and/or the Company for failure to comply with applicable requirements. Accordingly, each director, officer and other employee must comply with all applicable environmental laws, rules and regulations.

Employees shall comply with all substance abuse standards and requirements set forth under their applicable job description, as determined by management of the Company, as well as all applicable local, state and federal laws regarding substance abuse. All employees, regardless of position shall report to work in a condition allowing them to perform their duties free from the influence of drugs, alcohol or other controlled substances. The use of illegal drugs in the workplace will not be tolerated.

Violence and threatening behavior are not permitted.

E.
Retention of Documents and Records

It is the Company’s policy to cooperate with all governmental investigative authorities. Each director, officer and other employee shall retain any record, document or tangible object of the Company that is known to be the subject of an investigation or litigation.

It is a violation of this Code for any director, officer or other employee to knowingly alter, destroy, mutilate, conceal, cover up, falsify or make a false entry in any record, document or tangible object with the intent to impede, obstruct or influence the investigation or proper administration of any matter within the jurisdiction of any state, federal department or agency or any bankruptcy, or in relation to or contemplation of any such matter or case.

VII.
Preparation and Certification of 1934 Act Reports

A.
Internal Control Report

Once required, the Company’s Annual Report on Form 10-K shall contain an internal control report that (1) states the responsibility of management for establishing and maintaining an adequate internal control structure and procedures for financial reporting; (2) contains an assessment, as of the end of the Company’s most recent fiscal year, of the effectiveness of the Company’s internal control structure and procedures for financial reporting; (3) includes a statement that the Company’s independent registered public accounting firm has issued a report on the Company’s internal controls and procedures for financial reporting; (4) includes the report of the Company’s independent registered public accounting firm; and (5) otherwise complies with Section 404 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder by the SEC.

B.
Disclosure Controls

It is the Company’s policy to promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company. The Disclosure Committee shall oversee the Company’s internal controls and will take the actions that are necessary and appropriate to fulfill the Company’s disclosure requirements. The Disclosure Committee will report to senior management, including the Company’s principal executive officer and principal financial officer. The Disclosure Committee shall consider the materiality of information and determine disclosure obligations on a timely basis.

C.
Certifications

The Company’s principal executive officer and principal financial officer shall make the certifications required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002, the text of which are set forth in Item 601(b) (31) and (32) of Regulation S-K promulgated by the SEC.

VIII.
Employment Practices and Work Environment

A.
Employee Relations

All directors, officers and other employees, regardless of position, shall do their best to work together to meet the following objectives:

o
Respect each employee, worker and representative of customers, suppliers and contractors as an individual, showing courtesy and consideration and fostering personal dignity;

o
Make a commitment to and demonstrate equal treatment of all employees, workers, customers, suppliers and contractors of the Company without regard to race, color, gender, religion, age, national origin, citizenship status, military service or reserve or veteran status, sexual orientation or disability;

o
Provide a workplace free of harassment of any kind, including on the basis of race, color, gender, religion, age, national origin, citizenship status, military service or reserve or veteran status, sexual orientation or disability;

o
Provide and maintain a safe, healthy and orderly workplace; and

o
Assure uniformly fair compensation and benefit practices that will attract, reward and retain quality employees.

o
In addition to the objectives set forth above, members of the management team are expected to:

■
Use good judgment and exercise appropriate use of their influence and authority in their interactions with employees, customers, suppliers, contractors and partners of the Company; and

■
Keep other employees generally informed of the Company’s policies, plans and progress through regular communications.

B.
Non-Discrimination Policy

The Company values the diversity of its employees and is committed to providing an equal opportunity in all aspects of employment to all employees without regard to race, color, gender, religion, age, national origin, citizenship status, military service or reserve or veteran status, sexual orientation or disability. Directors, officers and other employees should use reasonable efforts to seek business partners for the Company that do not discriminate in hiring or in their employment practices, and who make decisions about hiring, salary, benefits, training opportunities, work assignments, advancement, discipline, termination and retirement solely on the basis of a person’s ability to perform the tasks required by their position.

C.
Freedom of Association

The Company recognizes and respects the right of employees to exercise their lawful rights of free association, including joining or electing not to join any association. The Company expects its business partners to also adhere to these principles.

D.
Disciplinary Practices

The Company will not condone any type of harassment, abuse or punishment, whether corporal, mental or physical, of an employee by a director, officer or other employee or any partner, customer or supplier of the Company.

IX.
Political Contributions

A.
Federal Elections

The Company encourages the personal and financial participation of its directors, officers and other employees in federal, state and local elective processes. Federal law prohibits the Company from making any direct contribution or expenditure to a candidate or candidate’s campaign in any federal election. Although there are exceptions, most states also prohibit the use of corporate treasury funds to influence state elections.

B.
Political Contributions in U.S. Elections

It is the Company’s policy not to make direct or indirect political contributions in support of any party or candidate in any U.S. election, whether federal, state or local, except as stated above. For the purposes of this policy, advertising in political program booklets, compensated employee activity, employee contributions reimbursed through expense accounts and similar donations in kind are considered political contributions. These are merely examples of political contributions, and the preceding list is not intended to be exhaustive.

C.
Political Contributions in State and Local Elections

The Company may on occasion contribute to state and local office candidate committees and to state and local initiatives or referendum campaigns where the Company’s interests are directly involved and where permitted by state and local law. Proposed political contributions require a brief description of the purpose of the proposed contribution and a written legal opinion that confirms that the proposed contribution is lawful under all applicable laws. The documentation for proposed contributions shall be approved in advance by the Company’s Chief Executive Officer or the Chairman of the Board to ensure full compliance with applicable state and local regulations and reporting requirements.

D.
Political Action Committees

To the extent permitted by law, the Company’s resources may be used to establish and administer a political action committee or separate segregated fund. All proposed activities shall be submitted for review and approval by the Board prior to their implementation.

E.
Foreign Elections

In countries where corporate political contributions are permitted by law and encouraged by local custom, contributions may be appropriate and are permitted where approved by the proper corporate officer and the Board.

F.
Reporting Violations

The Company proactively promotes ethical behavior.

Directors, officers and other employees should report violations of applicable laws, rules and regulations (including, without limitation, the listing requirements of The NASDAQ Stock Market LLC (“NASDAQ”)), this Code or any other code, policy or procedure of the Company (including, without limitation, the Company’s Financial Code of Ethics) to appropriate personnel or follow the procedures outlined in the Company’s Policy for Employee Complaint Procedures for Accounting and Compliance Matters (as appropriate).

Directors, officers and other employees are expected to cooperate in internal investigations of misconduct.

XI.
Waivers of this Code

Any waiver of a provision of this Code may be made only by the Board or a committee thereof. Any waiver for directors or executive officers will be promptly disclosed if and as required by law and the listing requirements of the NASDAQ.

XII.
Amendments to this Code

Any amendment to this Code shall be made only by the Board. If an amendment to this Code is made, appropriate disclosure will be made in accordance with legal requirements and the listing requirements of the NASDAQ.

XIII.
Posting Requirement

The Company shall post this Code on the Company’s website as required by applicable rules and regulations. In addition, the Company shall disclose in its proxy statement for its annual meeting of stockholders or, if the Company does not file a proxy statement, in its Annual Report on Form 10-K, that a copy of this Code is available both in print to any stockholder who requests it and on the Company’s website, which address the Company shall provide.

* * *

This document states a policy of American Resources Corporation and is not intended to be regarded as the rendering of legal advice.

ANNEX A CODE OF CONDUCT CERTIFICATION

I have read and understand the Code of Conduct (the “Code”) of American Resources Corporation (the “Company”). I agree that I will comply with the policies and procedures set forth in the Code. I understand and agree that, if I am an employee of the Company or one of its subsidiaries or other affiliates, my failure to comply in all respects with the Company’s policies, including the Code, is a basis for termination for cause of my employment with the Company and any subsidiary or other affiliate to which my employment now relates or may in the future relate.

In addition, I agree to promptly submit a written report to the Company’s Compliance Officer describing any circumstances in which:

1.
I have reasonable basis for belief that a violation of the Code by any person has occurred;

2.
I have, or any member of my family has or may have engaged in any activity that violates the letter or the spirit of the Code;

3.
I have, or any member of my family has or may have an interest that violates the letter or the spirit of the Code; and

4.
I or any member of my family may be contemplating an activity or acquisition that could be in violation of the Code.

I am unaware of any violations or suspected violations of the Code by any employee except as described below or on the attached sheet of paper. (If no exceptions are noted, please check the space provided below.)

          No exceptions

To the best of my knowledge and belief, neither I nor any member of my family has any interest or affiliation or has engaged in any activity that might conflict with the Company’s interest, except as described below or on the attached sheet of paper. (If no exceptions are noted, please check the space provided below.)

          No exception

I am aware that this signed Certification will be filed with my personal records in the Company’s Human Resources Department.

________________________________
Signature

________________________________
Type or Print Name

________________________________
Date

ANNEX B CODE OF CONDUCT COMPLIANCE PROCEDURES

Directors, officers and other employees must work together to ensure prompt and consistent action against violations of the Code. However, a director, officer or other employee may encounter a situation in which it is difficult to determine how to proceed while also complying with the Code. Since not every situation that will arise can be anticipated, it is important to have a way to approach a new question or problem. When considering these situations, a director, officer or other employee should:

1.
Make sure to have all the facts. In order to reach the right solution, all relevant information must be known.

2.
Consider what he or she specifically is being asked to do and whether it seems unethical or improper. This will enable the individual to focus on the specific question and the alternatives he or she has. If something seems unethical or improper, it probably is.

3.
Understand his or her individual responsibility and role. In most situations, there is shared responsibility. Are other colleagues informed? It may help to get other individuals involved and discuss the problem.

4.
Discuss the problem with a supervisor. In many cases, supervisors will be more knowledgeable about the question and will appreciate being brought into the decision-making process. Employees should remember that it is the responsibility of supervisors to help solve problems and ensure that the Company complies with this Code.

5.
Seek help from Company resources. In the rare case in which it may not be appropriate to discuss an issue with a supervisor or a supervisor is not available to answer a question, employees should discuss it locally with the office manager or Human Resources manager. If that is not appropriate or if a satisfactory resolution is not obtained, call or send concerns to the Company’s Compliance Officer or follow the procedures outlined in the Company’s Policy for Employee Complaint Procedures for Accounting and Compliance Matters.

6.
Report ethical violations in confidence and without fear of retaliation. If the situation so requires, anonymity will be protected. The Company does not permit retaliation of any kind for good faith reports of ethical violations.

7.
Always ask first, act later. When unsure of what to do in any situation, the individual should seek guidance and ask questions before the action in question is taken.